Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
APARTMENT INVESTMENT AND MANAGEMENT COMPANY:
APARTMENT INVESTMENT AND MANAGEMENT COMPANY	MD
AIMCO-GP, INC.	DE
AIMCO-LP TRUST	DE

APARTMENT INVESTMENT MANAGEMENT COMPANY and AIMCO PROPERTIES, LP.
AIMCO PROPERTIES, L.P.	DE
ACTC VI MANAGER, LLC	DE
AIC REIT PROPERTIES LLC	DE
AIMCO 1582 FIRST AVENUE, LLC	DE
AIMCO 173 EAST 90TH STREET, LLC	DE
AIMCO 182-188 COLUMBUS AVENUE, LLC	DE
AIMCO 204-206 WEST 133, LLC	DE
AIMCO 2232-2240 ACP, LLC	DE
AIMCO 2247-2253 ACP, LLC	DE
AIMCO 2252-2258 ACP, LLC	DE
AIMCO 2300-2310 ACP, LLC	DE
AIMCO 234 EAST 88TH ST NET LESSEE, LLC	DE
AIMCO 234 EAST 88TH ST, LLC	DE
AIMCO 237 NINTH AVENUE, LLC	DE
AIMCO 240 WEST 73RD STREET CO-OWNER, LLC	DE
AIMCO 240 WEST 73RD STREET, LLC	DE
AIMCO 2484 ACP, LLC	DE
AIMCO 306 EAST 89TH STREET, LLC	DE
AIMCO 311/313 EAST 73RD STREET, LLC	DE
AIMCO 322 EAST 61ST STREET, LLC	DE
AIMCO 452 EAST 78TH STREET PROPERTY, LLC	DE
AIMCO 464-466 AMSTERDAM 200-210 WEST 83RD STREET, LLC	DE
AIMCO 510 EAST 88TH STREET PROPERTY, LLC	DE
AIMCO 514 EAST 88TH STREET, LLC	DE
AIMCO 518 EAST 88TH ST NET LESSEE, LLC	DE
AIMCO 518 EAST 88TH ST, LLC	DE
AIMCO 88TH STREET/SECOND AVENUE PROPERTIES, LLC	DE
AIMCO ALL HALLOWS, LLC	DE
AIMCO ANGELES GP, LLC	DE
AIMCO ARVADA HOUSE, LLC	DE
AIMCO AUBURN GLEN APARTMENTS, LLC	DE
AIMCO BALAYE APARTMENTS I, LLC	DE
AIMCO BAYVIEW, LLC	DE
AIMCO BEACON HILL PRESERVATION GP, LLC	DE
AIMCO BILTMORE, LLC	DE
AIMCO BOSTON LOFTS, L.P.	DE
AIMCO BROADWAY LOFTS GP, LLC	DE
AIMCO BROADWAY LOFTS, L.P.	DE
AIMCO BUENA VISTA APARTMENTS GP, LLC	DE
AIMCO BUENA VISTA APARTMENTS, L.P.	DE
AIMCO BURKSHIRE COMMONS GP, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO BUTTERNUT CREEK PRESERVATION GP, LLC	DE
AIMCO CALHOUN CLUB, L.L.C.	DE
AIMCO CALHOUN, INC.	DE
AIMCO CALHOUN, L.L.C.	DE
AIMCO CANYON TERRACE GP, LLC	DE
AIMCO CANYON TERRACE, L.P.	DE
AIMCO CAPITAL HOLDINGS FUND VI, LLC	DE
AIMCO CAPITAL HOLDINGS FUND VII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND I, LIMITED PARTNERSHIP	CA
AIMCO CAPITAL TAX CREDIT FUND II, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND III, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND IV, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND IX, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND V, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VI, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VIII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND X, LLC	DE
AIMCO CAPITAL TAX CREDIT I, INC.	CA
AIMCO CAPITAL TAX CREDIT MANAGEMENT II, LLC	DE
AIMCO CAPITAL, INC.	DE
AIMCO CARRIAGE HOUSE GP, LLC	DE
AIMCO CASA DEL NORTE GP, LLC	DE
AIMCO CASA DEL NORTE LP, LLC	DE
AIMCO CHELSEA LAND, L.L.C.	DE
AIMCO CHESTNUT HALL GP, LLC	DE
AIMCO CHESTNUT HALL LIMITED PARTNERSHIP	DE
AIMCO CHESTNUT HILL GP, LLC	DE
AIMCO CK PROPERTIES, LLC	DE
AIMCO CLEARING ACCOUNT, LLC	DE
AIMCO COLUMBUS AVE., LLC	DE
AIMCO CONSTRUCTION SERVICES, LLC	DE
AIMCO COPPERWOOD, LLC	DE
AIMCO COUNTRY CLUB HEIGHTS, LLC	DE
AIMCO CREVENNA OAKS GP, LLC	DE
AIMCO DEERBROOK, LLC	DE
AIMCO EIGHTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO EIGHTH UNIVERSITY SQUARE, LLC	CO
AIMCO ELEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO ELM CREEK, L.P.	DE
AIMCO ELM CREEK, LLC	DE
AIMCO EQUITY SERVICES, INC.	VA
AIMCO ESPLANADE AVENUE APARTMENTS, LLC	DE
AIMCO FIFTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO FIFTH UNIVERSITY SQUARE, LLC	CO
AIMCO FIRST UNIVERSITY SQUARE, LLC	CO

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO FLAMINGO HEALTH CLUB, LLC	DE
AIMCO FOUNTAIN PLACE PRESERVATION GP, LLC	DE
AIMCO FOURTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO FOURTH UNIVERSITY SQUARE, LLC	CO
AIMCO FOXCHASE GP, LLC	DE
AIMCO FOXCHASE, L.P.	DE
AIMCO FRAMINGHAM, LLC	DE
AIMCO GARDENS GP LLC	DE
AIMCO GP LA, L.P.	DE
AIMCO GRANADA, L.L.C.	DE
AIMCO GREENS, L.L.C.	DE
AIMCO GS SWAP, LLC	DE
AIMCO HARLEM FUNDING, LLC	DE
AIMCO HEMET DEVCO, LLC	DE
AIMCO HERMOSA TERRACE GP, LLC	DE
AIMCO HERMOSA TERRACE LP, LLC	DE
AIMCO HILLMEADE, LLC	DE
AIMCO HOLDINGS QRS, INC.	DE
AIMCO HOLDINGS, L.P.	DE
AIMCO HOPKINS VILLAGE PRESERVATION GP, LLC	DE
AIMCO HORIZONS WEST APARTMENTS, LLC	DE
AIMCO HP/SWAP, LLC	DE
AIMCO HYDE PARK TOWER, L.L.C.	DE
AIMCO INDIO DEVCO, LLC	DE
AIMCO INGRAM SQUARE PRESERVATION GP, LLC	DE
AIMCO IPLP, L.P.	DE
AIMCO KEY TOWERS, L.P.	DE
AIMCO KIRKWOOD HOUSE PRESERVATION SLP, LLC	DE
AIMCO LA JOLLA TERRACE GP, LLC	DE
AIMCO LA JOLLA TERRACE LP, LLC	DE
AIMCO LA QRS, INC.	DE
AIMCO LA SALLE, LLC	DE
AIMCO LA VISTA, LLC	DE
AIMCO LEAHY SQUARE APARTMENTS, LLC	DE
AIMCO LINCOLN PLACE DEVELOPER GP, LLC	DE
AIMCO LINCOLN PLACE DEVELOPER, LP	DE
AIMCO LOFTS HOLDINGS, L.P.	DE
AIMCO LORING TOWERS, LLC	DE
AIMCO LOS ARBOLES, L.P.	DE
AIMCO LP LA, LP	DE
AIMCO MADERA VISTA, LLC	DE
AIMCO MALIBU CANYON, LLC	DE
AIMCO MAPLE BAY, L.L.C.	DE
AIMCO MERRILL HOUSE, L.L.C.	DE
AIMCO MILAN, LLC	DE
AIMCO MONTEREY GROVE APARTMENTS TIC 2, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO MONTEREY GROVE APARTMENTS, LLC	DE
AIMCO N.P. LOFTS, L.P.	DE
AIMCO NEW BALTIMORE, LLC	DE
AIMCO NINETEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO NINTH UNIVERSITY SQUARE, LLC	CO
AIMCO NORTH ANDOVER, L.L.C.	DE
AIMCO NORTHPOINT, L.L.C.	DE
AIMCO ONE CANAL, LLC	DE
AIMCO PACIFICA GP, LLC	DE
AIMCO PACIFICA PARK APARTMENTS, LLC	DE
AIMCO PACIFICA PARK, L.P.	DE
AIMCO PALM SPRINGS DEVCO, LLC	DE
AIMCO PANORAMA PARK PRESERVATION GP, LLC	DE
AIMCO PARADISE PALMS, LLC	DE
AIMCO PARK AND 12TH, LLC	DE
AIMCO PARK LA BREA HOLDINGS, LLC	DE
AIMCO PARK LA BREA SERVICES, LLC	DE
AIMCO PARK LA BREA, INC.	MD
AIMCO PARK PLACE, LLC	DE
AIMCO PARKVIEW DEVCO, LLC	DE
AIMCO PARKWAYS GP, LLC	DE
AIMCO PATHFINDER VILLAGE APARTMENTS GP, LLC	DE
AIMCO PATHFINDER VILLAGE APARTMENTS, L.P.	DE
AIMCO PAVILION PRESERVATION GP, L.L.C.	DE
AIMCO PEPPERTREE, L.P.	DE
AIMCO PINE LAKE, L.P.	DE
AIMCO PLEASANT HILL, LLC	DE
AIMCO PLEASANT STREET, LLC	DE
AIMCO PLUMMER VILLAGE, LLC	DE
AIMCO PROPERTIES FINANCE CORP.	DE
AIMCO PROPERTIES FINANCE PARTNERSHIP, L.P.	DE
AIMCO PROPERTIES, LLC	DE
AIMCO PROSPECT 400 GP, LLC	DE
AIMCO PROSPECT 400, L.P.	DE
AIMCO QRS GP, LLC	DE
AIMCO RAMBLEWOOD, L.L.C.	DE
AIMCO REFLECTIONS, LLC	DE
AIMCO REMINGTON, LLC	DE
AIMCO RIDGEWOOD LA LOMA DEVCO, LLC	DE
AIMCO RIVER CLUB, LLC	DE
AIMCO RIVER VILLAGE PRESERVATION GP, LLC	DE
AIMCO RIVERSIDE PARK, L.L.C.	DE
AIMCO RIVERWOODS GP, LLC	DE
AIMCO ROBIN DRIVE GP, LLC	DE
AIMCO ROBIN DRIVE, L.P.	DE
AIMCO ROUND BARN MANOR GP, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO ROYAL CREST - NASHUA, L.L.C.	DE
AIMCO RUSCOMBE GARDENS SLP, LLC	DE
AIMCO SALEM PRESERVATION GP, LLC	DE
AIMCO SAN BRUNO APARTMENTS PARTNERS, L.P.	DE
AIMCO SAN JOSE, LLC	DE
AIMCO SAN JUAN DEL CENTRO GP, LLC	DE
AIMCO SAN MELIA, LLC	DE
AIMCO SCHAUMBURG-OXFORD, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS GP, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS, L.P.	DE
AIMCO SECOND UNIVERSITY SQUARE, LLC	CO
AIMCO SELECT PROPERTIES, L.P.	DE
AIMCO SEVENTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO SEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO SHOREVIEW, LLC	DE
AIMCO SIGNATURE POINT, L.P.	DE
AIMCO SIXTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO SIXTH UNIVERSITY SQUARE, LLC	CO
AIMCO SOUTH BAY VILLA, LLC	DE
AIMCO STAFFORD STUDENT APARTMENTS GP, LLC	DE
AIMCO STERLING VILLAGE DEVCO, LLC	DE
AIMCO SUMMIT OAKS GP, LLC	DE
AIMCO SUNSET ESCONDIDO, L.L.C.	DE
AIMCO TAMARAC PINES, LLC	DE
AIMCO TENTH UNIVERSITY SQUARE, LLC	CO
AIMCO TERRY MANOR, LLC	DE
AIMCO THIRD UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTIETH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY EIGHTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY FIFTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY FIRST UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY FOURTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY SECOND UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY SEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY SIXTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY THIRD UNIVERSITY SQUARE, LLC	CO
AIMCO TOMPKINS TERRACE GP, LLC	DE
AIMCO TOR, L.L.C.	DE
AIMCO TOWNSHIP AT HIGHLANDS APARTMENTS, LLC	DE
AIMCO TREE CARE DIVISION, LLC	DE
AIMCO TWELFTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTIETH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY EIGHTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY FIFTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY FIRST UNIVERSITY SQUARE, LLC	CO

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO TWENTY FOURTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY NINTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY SECOND UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY SEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY SIXTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY THIRD UNIVERSITY SQUARE, LLC	CO
AIMCO VAN NUYS PRESERVATION, LLC	DE
AIMCO VANTAGE POINTE, L.L.C.	DE
AIMCO VENEZIA, LLC	DE
AIMCO VERDES DEL ORIENTE, L.L.C.	DE
AIMCO VILLA DEL SOL, L.P.	DE
AIMCO WALNUT HILLS PRESERVATION GP, LLC	DE
AIMCO WARWICK, L.L.C.	DE
AIMCO WASHINGTON SQUARE WEST GP, LLC	DE
AIMCO WAVERLY, LLC	DE
AIMCO WESTCHESTER PARK, LLC	DE
AIMCO WEXFORD VILLAGE II, L.L.C.	DE
AIMCO WEXFORD VILLAGE, L.L.C.	DE
AIMCO WHITEFIELD PLACE, LLC	DE
AIMCO WINTER GARDEN, LLC	DE
AIMCO WOODLAND HILLS, LLC	DE
AIMCO YACHT CLUB AT BRICKELL, LLC	DE
AIMCO YORKTOWN, L.P.	DE
AIMCO/BETHESDA EMPLOYEE, L.L.C.	DE
AIMCO/BETHESDA HOLDINGS, INC.	DE
AIMCO/BETHESDA II, L.L.C.	DE
AIMCO/BLUFFS, L.L.C.	DE
AIMCO/BRANDERMILL, L.L.C.	DE
AIMCO/BRANDYWINE, L.P.	DE
AIMCO/FARMINGDALE, L.L.C.	DE
AIMCO/HIL, L.L.C.	DE
AIMCO/IPT, INC.	DE
AIMCO/LAKE RIDGE, L.L.C.	DE
AIMCO/LANTANA, L.L.C.	DE
AIMCO/LEXINGTON, L.L.C.	DE
AIMCO/NASHUA, L.L.C.	DE
AIMCO/NHP PARTNERS, L.P.	DE
AIMCO/NHP PROPERTIES, INC.	DE
AIMCO/PARK TOWNE PLACE ASSOCIATES GP, LLC	DE
AIMCO/RAVENSWORTH ASSOCIATES GP, LLC	DE
AIMCO/RIVERSIDE PARK ASSOCIATES GP, LLC	DE
AIMCO/SOUTHRIDGE, L.L.C.	DE
AIMCO/SWAP, L.L.C.	DE
AIMCO/TIDEWATER, L.L.C.	DE
AIMCO/WESTRIDGE, L.L.C.	DE
ALL HALLOWS PRESERVATION, L.P.	CA

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AMBASSADOR APARTMENTS, L.P.	DE
AMBASSADOR IX, INC.	DE
AMBASSADOR IX, L.P.	DE
AMREAL CORPORATION	SC
ANGELES INCOME PROPERTIES 6, LP	DE
ANGELES PARTNERS XII, LP	DE
ANGELES REALTY CORPORATION II	CA
AP XII TWIN LAKE TOWERS, LLC	DE
APARTMENT CCG 17, L.L.C.	SC
APARTMENT CCG 17, L.P.	CA
ARVADA HOUSE PRESERVATION LIMITED PARTNERSHIP	CO
BAY PARC PLAZA APARTMENTS, L.P.	DE
BAYBERRY HILL, L.L.C.	DE
BAYVIEW PRESERVATION, L.P.	CA
BEACON HILL PRESERVATION LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
BETHESDA HOLDINGS III, LLC	DE
BILTMORE APARTMENTS, LTD.	OH
BRANDERMILL-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
BRIARCLIFFE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MI
BROAD RIVER PROPERTIES, L.L.C.	DE
BROOKWOOD LIMITED PARTNERSHIP	IL
BURKSHIRE COMMONS APARTMENTS PARTNERS, L.P.	DE
BUTTERNUT CREEK PRESERVATION LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
CALMARK HERITAGE PARK II LIMITED PARTNERSHIP	CA
CALMARK INVESTORS, LTD., A CALIFORNIA LIMITED PARTNERSHIP	CA
CAMARILLO-ROSEWOOD ASSOCIATES LIMITED PARTNERSHIP	CA
CANTERBURY LIMITED PARTNERSHIP	IN
CANTERBURY SERVICES LLC	DE
CARRIAGE HOUSE PRESERVATION, L.P.	DE
CASTLEWOOD ASSOCIATES, L.P.	IA
CCIP PLANTATION GARDENS, L.L.C.	DE
CCIP STERLING, L.L.C.	DE
CCIP STERLING, L.P.	PA
CCIP/3 SANDPIPER, LLC	DE
CCP IV ARBOURS OF HERMITAGE, LLC	DE
CCP IV ASSOCIATES, LTD.	TX
CCP IV KNOLLWOOD, LLC	DE
CCP/IV RESIDENTIAL GP, L.L.C.	SC
CEDAR RIM APARTMENTS, LLC	DE
CENTURY PROPERTIES FUND XIX, LP	DE
CENTURY PROPERTIES FUND XVII, LP	DE
CHANTILLY PARTNERS LIMITED PARTNERSHIP	VA
CHC SAN JUAN DEL CENTRO PRESERVATION LP	CO
CHESTNUT HILL ASSOCIATES LIMITED PARTNERSHIP	DE
CHURCH STREET ASSOCIATES LIMITED PARTNERSHIP	IL

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
CITY LINE ASSOCIATES LIMITED PARTNERSHIP	VA
CLEAR LAKE LAND PARTNERS, LTD.	TX
CONCAP EQUITIES, INC.	DE
CONGRESS REALTY COMPANIES LIMITED PARTNERSHIP	MA
CONGRESS REALTY CORP.	MA
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP	DE
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP	DE
CONSOLIDATED CAPITAL PROPERTIES IV, LP	DE
COOPER RIVER PROPERTIES, L.L.C.	DE
COPPERWOOD PRESERVATION, LP	TX
CPF CREEKSIDE, LLC	DE
CRC CONGRESS REALTY CORP.	MA
CREVENNA OAKS PRESERVATION, L.P.	DE
FAIRWOOD ASSOCIATES	CA
FARMINGDALE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	IL
FINLAY INTERESTS 2, LTD.	FL
FINLAY INTERESTS MT 2, LTD.	FL
FIRST ALEXANDRIA ASSOCIATES LIMITED PARTNERSHIP	VA
FLAMINGO SOUTH ACQUISITIONS, LLC	DE
FOUNTAIN PLACE PRESERVATION, L.P.	DE
FOUR QUARTERS HABITAT APARTMENTS ASSOCIATES, LTD.	FL
FOX CAPITAL MANAGEMENT CORPORATION	CA
FOX PARTNERS	CA
FOX PARTNERS II	CA
FOX PARTNERS VIII	CA
FOX REALTY INVESTORS	CA
FOX STRATEGIC HOUSING INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP	CA
FRANKLIN CHANDLER ASSOCIATES	PA
FRIENDSET HOUSING COMPANY LIMITED PARTNERSHIP	NY
FRP LIMITED PARTNERSHIP	PA
GEORGETOWN 20Y APARTMENTS, L.L.C.	DE
GP REAL ESTATE SERVICES II INC.	DE
GP-OP PROPERTY MANAGEMENT, LLC	DE
HC/OAC, L.L.C.	MD
HERITAGE PARK II INC.	DE
HERITAGE PARK INVESTORS, INC.	CA
HOMECORP INVESTMENTS, LTD.	AL
HOPKINS VILLAGE PRESERVATION LIMITED PARTNERSHIP	DE
HUDSON STREET APARTMENTS LIMITED PARTNERSHIP	CA
HUNT CLUB PARTNERS, L.L.C.	MD
HUNTER'S GLEN AP XII GP, LLC	DE
HUNTERS GLEN AP XII LIMITED PARTNERSHIP	SC
INGRAM SQUARE PRESERVATION, L.P.	TX
IPLP ACQUISITION I LLC	DE
IPT I LLC	DE
ISTC CORPORATION	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
JAMES-OXFORD LIMITED PARTNERSHIP	MD
KIRKWOOD HOUSE PRESERVATION LP	DE
LA BROADCAST CENTER GP LLC	DE
LA BROADCAST CENTER QRS INC.	DE
LA CRESCENT GARDENS GP LLC	DE
LA CRESCENT GARDENS LP	DE
LA CRESCENT GARDENS QRS INC.	DE
LA HILLCRESTE APARTMENTS LLC	DE
LA INDIAN OAKS GP LLC	DE
LA INDIAN OAKS LP	DE
LA INDIAN OAKS QRS INC.	DE
LA LAKES GP LLC	DE
LA LAKES LP	DE
LA LAKES QRS INC.	DE
LA MALIBU CANYON GP LLC	DE
LA MALIBU CANYON LP	DE
LA MALIBU CANYON QRS INC.	DE
LA PARK LA BREA A LLC	DE
LA PARK LA BREA B LLC	DE
LA PARK LA BREA C LLC	DE
LA PARK LA BREA LLC	DE
LA SALLE PRESERVATION, L.P.	CA
LA VISTA PRESERVATION, L.P.	CA
LAC PROPERTIES GP II LIMITED PARTNERSHIP	DE
LAC PROPERTIES GP III LIMITED PARTNERSHIP	DE
LAC PROPERTIES OPERATING PARTNERSHIP, L.P.	DE
LAC PROPERTIES QRS II INC.	DE
LAC PROPERTIES QRS III INC.	DE
LAFAYETTE MANOR ASSOCIATES LIMITED PARTNERSHIP	VA
LAKE RIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
LAKERIDGE-ISLAND CLUB APARTMENTS PARTNERS, L.P.	DE
LAKESIDE AT VININGS, LLC	DE
LANTANA-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
LARGO PARTNERS, L.L.C.	MD
LARGO/OAC, L.L.C.	MD
LAZY HOLLOW PARTNERS	CA
LEXINGTON-OXFORD ASSOCIATES L.P.	IN
LEYDEN LIMITED PARTNERSHIP	MA
LINCOLN MARINERS ASSOCIATES LIMITED	CA
LINCOLN PLACE APARTMENTS MT GP, LLC	DE
LINCOLN PLACE APARTMENTS MT, LP	DE
LINCOLN PROPERTY COMPANY NO. 409, LTD.	CA
LORING TOWERS PRESERVATION LIMITED PARTNERSHIP	DE
LORING TOWERS SALEM PRESERVATION LIMITED PARTNERSHIP	MA
MADISON RIVER PROPERTIES, L.L.C.	DE
MAERIL, INC.	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
MASHPEE UNITED CHURCH VILLAGE PARTNERSHIP	MA
MAYER BEVERLY PARK LIMITED PARTNERSHIP	CA
MCZ/CENTRUM FLAMINGO II, L.L.C.	DE
MCZ/CENTRUM FLAMINGO III, L.L.C.	DE
MONROE CORPORATION	MD
MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
MONTBLANC GARDEN APARTMENTS ASSOCIATES	MA
MORTON TOWERS APARTMENTS, L.P.	DE
MORTON TOWERS HEALTH CLUB, LLC	DE
MRR LIMITED PARTNERSHIP	IL
NASHUA-OXFORD-BAY ASSOCIATES LIMITED PARTNERSHIP	MD
NATIONAL BOSTON LOFTS ASSOCIATES, LLLP	CO
NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS	DC
NATIONAL PROPERTY INVESTORS 4, LP	DE
NATIONAL PROPERTY INVESTORS 6	CA
NATIONAL PROPERTY INVESTORS III, LP	DE
NEIGHBORHOOD REINVESTMENT RESOURCES CORPORATION	IL
NEW BALTIMORE SENIOR PRESERVATION LIMITED PARTNERSHIP	MI
NHP A&R SERVICES, INC.	VA
NHP ACQUISITION CORPORATION	DE
NHP MID-ATLANTIC PARTNERS ONE L.P.	DE
NHP MID-ATLANTIC PARTNERS TWO L.P.	DE
NHP MULTI-FAMILY CAPITAL CORPORATION	DC
NHP PARKWAY ASSOCIATES L.P.	DE
NHP PARKWAY L.P.	DE
NHP PARTNERS TWO LIMITED PARTNERSHIP	DE
NHP PUERTO RICO MANAGEMENT COMPANY	DE
NHP REAL ESTATE CORPORATION	DE
NHP WINDSOR CROSSING ASSOCIATES L.P.	DE
NHP WINDSOR CROSSING L.P.	DE
NHP-HDV EIGHTEEN, INC.	DE
NHP-HDV ELEVEN, INC.	DE
NHP-HDV FOURTEEN, INC.	DE
NHP-HDV SEVENTEEN, INC.	DE
NHP-HDV TEN, INC.	DE
NHP-HDV TWELVE, INC.	DE
NHP-HG FOUR, INC.	VA
NHPMN MANAGEMENT, L.P.	DE
NHPMN MANAGEMENT, LLC	DE
NHPMN STATE MANAGEMENT, INC.	DE
NHPMN-GP, INC.	DE
NORTHPOINT PRESERVATION LIMITED PARTNERSHIP	DE
NP BANK LOFTS ASSOCIATES, L.P.	CO
NPI EQUITY INVESTMENTS II, INC.	FL
NPI EQUITY INVESTMENTS, INC.	FL
OAC INVESTMENT, INC.	MD

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
OAC L.L.C.	MD
OAC LIMITED PARTNERSHIP	MD
OAK PARK-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MI
OAMCO VII, L.L.C.	DE
OAMCO XI, L.L.C.	DE
OAMCO XIX, L.L.C.	DE
OAMCO XIX, L.P.	DE
OAMCO XV, L.L.C.	DE
OAMCO XVI, L.L.C.	DE
OAMCO XXIII, L.L.C.	DE
OP PROPERTY MANAGEMENT, L.P.	DE
OP PROPERTY MANAGEMENT, LLC	DE
OXFORD APARTMENT COMPANY, INC.	MD
OXFORD ASSOCIATES '82 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '83 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '84 LIMITED PARTNERSHIP	MD
OXFORD ASSOCIATES '85 LIMITED PARTNERSHIP	MD
OXFORD CORPORATION	IN
OXFORD DEVELOPMENT CORPORATION	IN
OXFORD EQUITIES CORPORATION	IN
OXFORD EQUITIES CORPORATION II	DE
OXFORD EQUITIES CORPORATION III	DE
OXFORD HOLDING CORPORATION	MD
OXFORD INVESTMENT CORPORATION	MD
OXFORD INVESTMENT II CORPORATION	MD
OXFORD MANAGERS I LIMITED PARTNERSHIP	MD
OXFORD PARTNERS X, L.L.C.	MD
OXFORD REALTY FINANCIAL GROUP, INC.	MD
OXFORD-COLUMBIA ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
PANORAMA PARK PRESERVATION, L.P.	CA
PARC CHATEAU SECTION I ASSOCIATES L.P.	GA
PARC CHATEAU SECTION II ASSOCIATES (L.P.)	GA
PARK LA BREA ACQUISITION, LLC	DE
PARK PLACE PRESERVATION, L.P.	MO
PARK TOWNE PLACE ASSOCIATES LIMITED PARTNERSHIP	DE
PARKWAYS PRESERVATION, L.P.	DE
PAVILION PRESERVATION, L.P.	DE
PEAK AT VININGS, LLC	DE
PINEWOOD PARK APARTMENTS, A LIMITED PARTNERSHIP	SC
PLEASANT HILL PRESERVATION, LP	TX
PLUMMER VILLAGE PRESERVATION, L.P.	CA
POST RIDGE ASSOCIATES, LTD., LIMITED PARTNERSHIP	TN
QUINCY AFFORDABLE HOUSING L.P.	IL
RAMBLEWOOD LIMITED PARTNERSHIP	MI
RAMBLEWOOD RESIDENTIAL JV, LLC	DE
RAMBLEWOOD SERVICES LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
RAVENSWORTH ASSOCIATES LIMITED PARTNERSHIP	DE
RAVENSWORTH ASSOCIATES, LLC	DE
REEDY RIVER PROPERTIES, L.L.C.	DE
RESCORP DEVELOPMENT, INC.	IL
RI-15 GP, LLC	DE
RI-15 LIMITED PARTNERSHIP	DC
RIVER LOFT APARTMENTS LIMITED PARTNERSHIP	PA
RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP	MA
RIVERCREST APARTMENTS, L.P.	SC
RIVERSIDE PARK ASSOCIATES LIMITED PARTNERSHIP	DE
RIVERWOODS PRESERVATION, L.P.	DE
ROUND BARN MANOR PRESERVATION, L.P.	DE
ROYAL CREST ESTATES (MARLBORO), L.L.C.	DE
SAN JOSE PRESERVATION, L.P.	TX
SHELTER PROPERTIES II LIMITED PARTNERSHIP	SC
SHELTER PROPERTIES IV LIMITED PARTNERSHIP	SC
SHELTER REALTY II CORPORATION	SC
SHELTER REALTY IV CORPORATION	SC
SHOREVIEW PRESERVATION, L.P.	CA
SIGNATURE POINT JOINT VENTURE	TX
SIGNATURE POINT PARTNERS, LTD.	TX
SINGER AIMCO HELD NOTES, LLC	DE
SOUTH BAY VILLA PRESERVATION, L.P.	CA
SOUTHRIDGE-OXFORD LIMITED PARTNERSHIP	MD
ST. GEORGE VILLAS LIMITED PARTNERSHIP	SC
ST. MARY'S-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
STAFFORD STUDENT APARTMENTS, L.P.	DE
STRATFORD VILLAGE REALTY TRUST	MA
SUMMIT OAKS PRESERVATION, L.P.	DE
TAMARAC PINES PRESERVATION, LP	TX
TAMARAC VILLAGE, LLC	DE
TERRY MANOR PRESERVATION, L.P.	CA
THE NATIONAL HOUSING PARTNERSHIP	DC
THE NATIONAL HOUSING PARTNERSHIP II TRUST	NY
THE NATIONAL HOUSING PARTNERSHIP-II LIMITED PARTNERSHIP	DC
THE OAK PARK PARTNERSHIP LIMITED PARTNERSHIP	IL
TIDEWATER-OXFORD LIMITED PARTNERSHIP	MD
TOMPKINS TERRACE PRESERVATION, L.P.	DE
TOMPKINS TERRACE, INC.	NY
TUJUNGA GARDENS LIMITED PARTNERSHIP	CA
UNITED FRONT HOMES LIMITED PARTNERSHIP	MA
UNIVERSITY PLAZA ASSOCIATES	PA
USS DEPOSITARY, INC.	SC
VAN NUYS PRESERVATION MT, L.P.	CA
VAN NUYS PRESERVATION, L.P.	CA
VERDES DEL ORIENTE PRESERVATION, L.P.	CA

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
VISTA DEL LAGOS JOINT VENTURE	AZ
WALNUT HILLS PRESERVATION, L.P.	DE
WASHINGTON CHINATOWN ASSOCIATES LIMITED PARTNERSHIP	DC
WASHINGTON SQUARE WEST PRESERVATION, L.P.	DE
WATERFORD VILLAGE, L.L.C.	DE
WATERS LANDING PARTNERS, L.L.C.	MD
WESTRIDGE-OXFORD LIMITED PARTNERSHIP	MD
WF-AC TAX CREDIT FUND I, L.P.	DE
WF-AC TAX CREDIT FUND I, LLC	DE
WF-AC TAX CREDIT FUND II, L.P.	DE
WF-AC TAX CREDIT FUND III, L.P.	DE
WHITEFIELD PLACE PRESERVATION, LP	TX
WILLIAMSBURG LIMITED PARTNERSHIP	IL
WINTER GARDEN PRESERVATION, L.P.	MO
WL/OAC, L.L.C.	MD
WOODLAND HILLS PRESERVATION LIMITED PARTNERSHIP	MI
WOODSIDE VILLAS OF ARCADIA, LTD.	FL
ZIMCO XI L.L.C.	MD
ZIMCO XVIII L.L.C.	MD
ZIMCO/CHANTILLY CORPORATION	MD
ZIMCO/MONROE CORPORATION XI	MD